UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 13, 2014

Senesco Technologies, Inc.

 (Exact Name of Registrant as Specified in Charter)

Delaware	001-31326	84-1368850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

721 Route 202-206, Suite 130, Bridgewater, NJ	08807
(Address of Principal Executive Offices)	(Zip Code)

(908) 864-4444
(Registrant's telephone number, including area code)

___________________Not applicable_____________________ (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry into a Material Definitive Agreement.

In June 2014, Senesco Technologies, Inc. (the “Company”) was approached by certain investors requesting that the Company amend certain six-month Series A warrants with an exercise price of $3.00 per share issued by the Company in December 2013 (the “Series A Warrants”) and certain one-month Series FA warrants with an exercise price of $3.00 per share issued by the Company in May 2014 (the “Series FA Warrants” and, together with the Series A Warrants, the “Warrants”) to, among other things, extend the exercise period of the Warrants, remove the cashless exercise provision in the Warrants and provide that the blocker provision should not apply to a holder that is already a Section 16 reporting person at the time of this amendment.

On June 13, 2014, the Company and the requisite number of holders of the Warrants agreed to amend the Warrants pursuant to a Series A Warrant Amendment Agreement (the “Series A Warrant Amendment Agreement”) and a Series FA Warrant Amendment Agreement (the “Series FA Warrant Amendment Agreement” and, together with the Series A Warrant Amendment Agreement, the “Warrant Amendment Agreements”). Pursuant to the terms of the Warrant Amendment Agreements, the Warrants were amended to, among other things, extend the exercise period to December 16, 2014, remove the cashless exercise provision previously included in the Warrants and provide that the blocker provision should not apply to a holder that is already a Section 16 reporting person at the time of this amendment.

The shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”), issued upon exercise of the Warrants, as amended, will be issued pursuant to an exemption from registration provided under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The issuance of the securities described herein was a privately negotiated transaction with the Warrant Holders and did not involve a general solicitation. The certificates representing the shares of Common Stock issuable upon exercise of the Warrants, as amended, will contain a legend to the effect that such shares are not registered under the Securities Act and may not be sold or transferred except pursuant to a registration statement that has become effective under the Securities Act or pursuant to an exemption from such registration.

The Series A Warrant Amendment Agreement and Series FA Warrant Amendment Agreement are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing is only a brief description of the material terms of the Series A Warrant Amendment Agreement and Series FA Warrant Amendment Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the exhibits.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 3.03 Material Modification to Rights of Security Holders

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

10.1	Form of Series A Warrant Amendment Agreement.

10.2	Form of Series FA Warrant Amendment Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SENESCO TECHNOLOGIES, INC.

Dated: June 16, 2014	By:	/s/ Vaughn V. Smider
	Name: Title:	Vaughn V. Smider Acting Chief Executive Officer